UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2014

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-11718	36-3857664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Chicago, Illinois, 60606

(Address of principal executive offices)

(312) 279-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 24, 2014, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) filed with the Securities and Exchange Commission (“SEC”) the Proxy Statement on Schedule 14A for our 2014 annual meeting of stockholders. On or about March 28, 2014, we will mail a Notice of Internet Availability of Proxy Materials to stockholders of record at the close of business on March 7, 2014, the record date for our 2014 annual meeting of stockholders. The booklet entitled “The Life in a Day of Equity Lifestyle Properties 2013” (the “2013 ELS Storybook”) will be available for stockholders to view, together with our Proxy Statement on Schedule 14A (including proxy card) and our 2013 Annual Report. The 2013 ELS Storybook contains a letter from our Chairman of the Board, Samuel Zell, and our President and Chief Executive Officer, Marguerite Nader; information about our properties; an industry growth comparison and pictures of certain of our properties. Accordingly, as the 2013 ELS Storybook could be deemed to be solicitation materials under the SEC’s proxy rules, we are filing this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1	The Life in a Day of Equity Lifestyle Properties, Inc. 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

March 25, 2014	By:	/s/ Paul Seavey
	Name:	Paul Seavey
	Title:	Executive Vice President, Chief Financial Officer and Treasurer